                                                                 EXHIBIT 23.2.3


                       [BUCHANAN, BARRY & CO. LETTERHEAD]


                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated August 13, 1998, except as to Note 5 and 6(b) which is as September 24, 1998 on the financial statements listed in Amendment No. 1 to Form SB-2 of FutureLink Distribution Corp., a Colorado corporation.


                                             /s/ BUCHANAN, BARRY & CO.

                                             Chartered Accountants


Calgary, Canada
October 22, 1998